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Exhibit 10.59

AMENDMENT NO. 1 TO
AMENDED AND RESTATED SECURITY AGREEMENT

        This Amendment No. 1 to the Amended and Restated Security Agreement (this "Amendment") is entered into this 9th day of April, 2002, by and among Bionutrics, Inc., a Nevada corporation ("Borrower"), HealthSTAR Holdings, LLC, ("Holdings"), Ropart Investments, LLC, Xiagen Ltd., Ronald H. Lane, William McCormick, Fred Rentschler, William J. Rittger (collectively, "Lenders"), and William McCormick, as agent for Lenders ("Agent").

RECITALS

        A.    Borrower, Lenders, and Agent entered into an Amended and Restated Security Agreement as of October 26, 2001 (the "Amended Security Agreement").

        B.    Borrower, Lenders, and Agent are entering into Amendment No. 1 to Amended and Restated Loan and Stock Pledge Agreement as of the date hereof.

        C.    Borrower, Lenders, and Agent are entering into the Second Amended and Restated Consolidated Multiple Advance Non-Revolving Note as of the date hereof.

        D.    Borrower, Lenders, and Agent wish to amend the Amended Security Agreement as provided for herein.

AGREEMENT

        NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

        1.    Definitions.

          (a)  The definition of "Loan Agreement" in the Amended Security Agreement is hereby amended to mean that certain Amended and Restated Loan and Stock Pledge Agreement dated as of October 26, 2001, as amended by Amendment No. 1 to Amended and Restated Loan and Stock Pledge Agreement dated as of even date herewith.

          (b)  The definition of "Note" in the Amended Security Agreement is hereby amended to mean that certain Second Amended and Restated Consolidated Multiple Advance Non-Revolving Note of even date herewith in the original principal amount of $1,154,500 executed by Borrower in favor of Lenders together with all extensions, modifications, substitutions or renewals thereof, or other advances made thereunder.

          (c)  Unless otherwise set forth herein, all capitalized terms have the meanings specified to them in the Amended Security Agreement.

        2.    All Other Terms. All other terms of the Amended Security Agreement shall remain in full force and effect.

        3.    Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original as against any party whose signature appears thereon, and all of which will together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

"Borrower"

BIONUTRICS, INC., a Nevada corporation

By:	/s/ RONALD H. LANE
Name:	Ronald H. Lane
Title:	President

Address of Borrower: 2425 East Camelback Road, Suite 650 Phoenix, AZ 85016 Attention: Ronald H. Lane

"Agent"

William McCormick

/s/ WILLIAM MCCORMICK

Address of Agent: c/o Inverness 660 Steamboat Road Greenwich, CT 06830

"Lenders"

HEALTHSTAR HOLDINGS LLC, as a Lender

By:	/s/ JERRY BRAGER
Name:	Jerry Brager
Title:	Managing Member

Address of HealthSTAR Holdings LLC: 100 Woodbridge Center Drive, Suite 202 Woodbridge, NJ 07095

Ronald H. Lane, as a Lender

/s/ RONALD H. LANE

Address of Ronald H. Lane: 2425 E. Camelback Road Suite 650 Phoenix, AZ 85016

William McCormick, as a Lender

/s/ WILLIAM M. MCCORMICK

Address of William McCormick: c/o Inverness 660 Steamboat Road Greenwich, CT 06830

Xiagen Ltd., as a Lender

By:	/s/ WILLIAM M. MCCORMICK
Name:	William M. McCormick
Title:	President

Address of Xiagen Ltd.: c/o Inverness 660 Steamboat Road Greenwich, CT 06830

Ropart Investments, LLC, as a Lender

By:	/s/ TODD A. GOERGEN
Name:	Todd A. Goergen
Title:	Managing Member

Address of Ropart Investments LLC: One East Weaver Street Greenwich, CT 06831

Frederick B. Rentschler, as a Lender

/s/ FREDERICK B. RENTSCHLER

Address of Frederick B. Rentschler: P.O. Box 4710 Cave Creek, AZ 85327

William J. Ritger, as a Lender

/s/ WILLIAM J. RITGER

Address of William J. Ritger: 623 Ocean Ave. Sea Girt, NJ 08750

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Exhibit 10.59
AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT
RECITALS
AGREEMENT